LAZARD RETIREMENT SERIES, INC.

Lazard Retirement Global Strategic Equity Portfolio

Supplement to Current Statement of Additional Information

The following information supplements the information under the table in "Management—Accounts Managed by the Portfolio Managers":

Portfolio Manager	Registered Investment Companies ($)	Other Pooled Investment Vehicles ($)	Other Accounts ($)
Jimmie Bork†	N/A	N/A	N/A

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†	As of June 30, 2020.

Dated: August 26, 2020